SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 15, 2003
                                 ---------------


                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                   1-14180                        13-3867424
--------------------------------------------------------------------------------
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                       Number)

                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York   10016
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
               ---------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial
        -----------------------------------------
        Information and Exhibits.
        -------------------------

     (c) Exhibits.

Exhibit 99.1  Press Release of Loral Space &
              Communications Ltd. dated August 15, 2003


Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

     On August 15, 2003, Loral Space & Communications Ltd. reported its financial results for the three months ended June 30, 2003 in the Press Release attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Loral Space & Communications Ltd.

                                        By: /s/ Janet Yeung
                                            ------------------------------
                                        Name:  Janet Yeung
                                        Title: Vice President and
                                               Assistant Secretary


Date: August 19, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description
-------           -----------

Exhibit 99.1      Press Release of Loral Space &
                  Communications Ltd. dated August 15, 2003